                                       V

                                      LOGO

                       ---------------------------------

                               MUTUAL OF NEW YORK
                       ---------------------------------

                                 ANNUAL REPORT

                               DECEMBER 31, 1996

THIS REPORT IS NOT TO BE CONSTRUED AS AN OFFERING FOR SALE OF ANY CONTRACTS PARTICIPATING IN THE KEYNOTE SERIES ACCOUNT, OR AS A SOLICITATION AS AN OFFER TO BUY ANY CONTRACTS UNLESS PRECEDED BY OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS THE COMPLETE INFORMATION OF CHARGES AND EXPENSES.

                             MONY SERIES FUND, INC.

Dear Shareholder,

     The macro environment for investors is essentially unchanged from 1996. Slow growth, low inflation and stable interest rates are expected. There are no major excesses, except perhaps stock market valuations, which remain in historically high territory. There does not appear to be any compelling reason, in the near term at least, for the Federal Reserve to raise rates, except to reduce market speculation. A much stronger economy would change this neutral outlook for Fed policy, but that is not expected now.

     The primary potential problem area for the market is corporate earnings. Earnings growth was good in 1996, and combined with lower interest rates, pushed the market to new highs. In 1997, in a slow growth economy, with companies having little pricing power, profits are at risk and could turn out to be the major negative for the 1997 stock market.

     Earnings aside, the overall environment must be considered benign to good, whether it be world events, political developments or economic statistics. Things may not be great or totally to everyone's liking, but compared with all the crises faced over the past thirty years, the market today does not have to deal with major external negatives. All this, of course, has not gone unnoticed by investors. Sentiment has been very strong, money continues to pour into mutual funds and expectations are very high, both for profits and the outlook for stocks.

     There is little room for disappointment at today's valuations. Everything went right last year or was interpreted as going right. Growth was not too fast and not too slow, and as a result, the market had two very strong driving forces: lower rates and higher profits. It is unlikely that 1997 will witness the same combination, something will almost certainly disappoint. Either growth will be too fast, raising concerns about inflation and Fed tightening; or more likely, slow enough to raise concerns about earnings growth.

     Some disappointment would not be all bad. The expectation is for this year to be one of consolidation. A flat year would be all right after the recent strength. The past two, five and ten year periods have been exceptional and should not be considered the norm. A flat year which included a ten to fifteen percent correction would not be a surprise, and would be healthy in terms of cooling some of the excessive expectations. A pause that let the fundamentals catch up with prices would be good for the market's long term health.

     A major decline of twenty percent or more is not anticipated. That is usually caused by the Federal Reserve tightening credit and raising interest rates to slow the economy. The usual economic excesses which would cause tighter monetary policy are not currently present. The Fed could tighten to try to contain the stock market, but that would probably require both a stronger economy and a more speculative environment. It is more likely that the chairman would try to talk the market down as he did recently before tightening monetary policy.

                                          Sincerely,
                                          LOGO
                                          Kenneth M. Levine
                                          Chairman

                             KEYNOTE SERIES ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES December 31, 1996
--------------------------------------------------------------------------------

                                                                      IVA SUBACCOUNT
                                                          --------------------------------------
                                                              TAX          NON-TAX       VARIABLE
                                                           QUALIFIED      QUALIFIED      PAYOUTS
                                                          -----------     ----------     -------
ASSETS
Investments at cost (Note 4)............................  $ 8,375,711     $1,975,108     $27,063
                                                          ===========     ==========     =======
     Investments in MONY Series Fund, Inc. at net asset
       value (Note 2)...................................  $13,085,938     $3,069,620     $30,479
     Amount due from MONY Series Fund, Inc. ............            0              0      20,513
                                                          -----------     ----------     -------
Total assets............................................   13,085,938      3,069,620      50,992
                                                          -----------     ----------     -------
LIABILITIES
Amount due to MONY......................................            0              0      20,513
                                                          -----------     ----------     -------
Net assets..............................................  $13,085,938     $3,069,620     $30,479
                                                          ===========     ==========     =======

Net assets consist of:
     Contractholders' net payments......................  $ 2,500,535     $  839,373     $ 6,589
     Undistributed net investment income................    3,278,981        672,600       9,333
     Accumulated net realized gain on investments.......    2,596,195        463,135      11,141
     Unrealized appreciation of investments.............    4,710,227      1,094,512       3,416
                                                          -----------     ----------     -------
Net assets..............................................  $13,085,938     $3,069,620     $30,479
                                                          ===========     ==========     =======
Number of units outstanding*............................      140,321         35,214         341
                                                          -----------     ----------     -------
Net asset value per unit outstanding*...................  $     93.26     $    87.17     $ 89.28
                                                          ===========     ==========     =======
* Units outstanding have been rounded for presentation
  purposes.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

STATEMENTS OF OPERATIONS For the year ended December 31, 1996
--------------------------------------------------------------------------------

                                                                         IVA SUBACCOUNT
                                                            ----------------------------------------
                                                                               NON-TAX      VARIABLE
                                                            TAX-QUALIFIED     QUALIFIED     PAYOUTS
                                                            -------------     ---------     --------
Dividend income...........................................   $    24,232      $   5,905     $    108
Mortality and expense risk charges (Note 3)...............       128,562         30,423            0
                                                              ----------       --------      -------
Net investment income (loss)..............................      (104,330)       (24,518)         108
                                                              ----------       --------      -------
Realized and unrealized gain on investments (Note 2):
  Proceeds from sales.....................................     2,209,717        526,611       77,195
  Cost of shares sold.....................................     1,420,807        342,471       71,302
                                                              ----------       --------      -------
Net realized gain on investments..........................       788,910        184,140        5,893
Net increase in unrealized appreciation of investments....     1,524,818        354,447        3,387
                                                              ----------       --------      -------
Net realized and unrealized gain on investments...........     2,313,728        538,587        9,280
                                                              ----------       --------      -------
Net increase in net assets resulting from operations......   $ 2,209,398      $ 514,069     $  9,388
                                                              ==========       ========      =======

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31,
--------------------------------------------------------------------------------

                                                                IVA SUBACCOUNT
                                  ---------------------------------------------------------------------------
                                                                        NON-TAX                VARIABLE
                                         TAX QUALIFIED                 QUALIFIED                PAYOUTS
                                  ---------------------------   -----------------------   -------------------
                                      1996           1995          1996         1995        1996       1995
                                  -------------   -----------   ----------   ----------   --------   --------
FROM OPERATIONS:
     Net investment income
       (loss)...................   $   (104,330)  $   535,275   $  (24,518)  $  128,918   $    108   $  3,171
     Net realized gain on
       investments..............        788,910       664,322      184,140       86,812      5,893      5,074
     Net increase in unrealized
       appreciation of
       investments..............      1,524,818     2,252,186      354,447      539,944      3,387        313
                                    -----------    ----------      -------
Net increase in net assets
  resulting from operations.....      2,209,398     3,451,783      514,069      755,674      9,388      8,558
                                    -----------    ----------      -------
FROM UNIT TRANSACTIONS:
     Net proceeds from the
       issuance of units........        135,833       104,567       16,967       18,387     72,049     62,234
     Net asset value of units
       redeemed or used to meet
       contract obligations.....     (2,081,034)   (2,595,434)    (496,194)    (224,105)   (77,195)   (63,801)
                                    -----------    ----------      -------
Net decrease from unit
  transactions..................     (1,945,201)   (2,490,867)    (479,227)    (205,718)    (5,146)    (1,567)
                                    -----------    ----------      -------
Net increase in net assets......        264,197       960,916       34,842      549,956      4,242      6,991
Net assets beginning of year....     12,821,741    11,860,825    3,034,778    2,484,822     26,237     19,246
                                    -----------    ----------      -------
Net assets end of year*.........   $ 13,085,938   $12,821,741   $3,069,620   $3,034,778   $ 30,479   $ 26,237
                                    ===========    ==========      =======
Units outstanding beginning of
  year..........................        163,054       198,896       41,289       44,577        352        344
Units issued during the year....          1,633         1,545          215          294        926        952
Units redeemed during the
  year..........................        (24,366)      (37,387)      (6,290)      (3,582)      (937)      (944)
                                    -----------    ----------      -------
Units outstanding end of year...        140,321       163,054       35,214       41,289        341        352
                                    ===========    ==========      =======
*Includes undistributed net
  investment income of:            $  3,278,981   $ 3,383,311   $  672,600   $  697,118   $  9,333   $  9,225

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by The Mutual Life Insurance Company of New York ("MONY"), under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as a funding vehicle for retirement plans maintained by state educational organizations and certain other organizations to purchase tax-deferred annuities for their employees ("Group Plans") and as a funding vehicle for annuities purchased by individuals, principally for retirement purposes ("Individual Plans"). MONY is the legal holder of the assets in Keynote. This report contains information related to Individual Plans only.

     There is one sub-account which consists of three sub-accounts: IVA Tax Qualified, Non-Tax Qualified and Variable Payouts. Only the Tax Qualified and Non-Tax Qualified are available to Individual Plans. All three sub-accounts invest in the Equity Income Portfolio (the "Portfolio") of the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the 1940 Act as an open end, diversified, management investment company.

     The financial statements of the Portfolio, including the portfolio of investments, are contained on pages 8 through 18 of this report and should be read in conjunction with these financial statements.

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law to incur any income tax burden upon the earnings or realized capital gains attributed to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of the Fund is stated at the net asset value of the Equity Income Portfolio. The Fund's net asset value is based upon market valuations of the securities held.

3. RELATED PARTY TRANSACTIONS

     Because Keynote purchases shares of the Fund, the net assets of Keynote reflect the investment management fee charged by MONY Life Insurance Company of America (a wholly-owned subsidiary of MONY), the investment adviser, which provides investment advice and related services for each of the Fund's portfolios.

     Daily charges against Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 1.0% for the IVA Tax Qualified and Non-Tax Qualified subaccounts and no charges are made against the IVA Variable Payouts subaccount.

                             KEYNOTE SERIES ACCOUNT

4. INVESTMENTS

     Investments in the Equity Income Portfolio of MONY Series Fund, Inc. at cost, at December 31, 1996 consist of the following:

                                                                     IVA SUBACCOUNT
                                                        ----------------------------------------
                                                            TAX           NON-TAX       VARIABLE
                                                         QUALIFIED       QUALIFIED      PAYOUTS
                                                        -----------     -----------     --------
Shares beginning of year:
     Shares...........................................      653,837         154,756        1,338
     Amount...........................................  $ 9,636,332     $ 2,294,713     $ 26,208
                                                        -----------     -----------     --------
Shares acquired:
     Shares...........................................        6,529             805        3,524
     Amount...........................................  $   135,954     $    16,961     $ 72,049
Shares received for reinvestment of dividends:
     Shares...........................................        1,164             284            5
     Amount...........................................  $    24,232     $     5,905     $    108
Shares redeemed:
     Shares...........................................     (103,256)        (24,889)      (3,567)
     Amount...........................................  ($1,420,807)    ($  342,471)    ($71,302)
                                                        -----------     -----------     --------
Net change:
     Shares...........................................      (95,563)        (23,800)         (38)
     Amount...........................................  ($1,260,621)    ($  319,605)    $    855
                                                        -----------     -----------     --------
Shares end of year:
     Shares...........................................      558,274         130,956        1,300
     Amount...........................................  $ 8,375,711     $ 1,975,108     $ 27,063
                                                        ===========     ===========     ========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of the
Mutual Life Insurance Company of New York and the
Contractholders of Keynote Series Account:

     We have audited the accompanying statements of assets and liabilities of IVA Tax Qualified, IVA Non-Tax Qualified and IVA Variable Payouts Subaccounts (three of the subaccounts constituting the Keynote Series Account) as of December 31, 1996, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of MONY's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the IVA Tax Qualified, IVA Non-Tax Qualified and IVA Variable Payouts Subaccounts of the Keynote Series Account as of December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.
New York, New York
February 14, 1997

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

     The stock market has enjoyed two very strong years in a row. Everything has gone right and expectations are high. At the same time, if slow growth continues, earnings are at risk. In this environment a more cautious strategy with an increased emphasis on defensive names seems appropriate. The Equity Income Portfolio is by nature defensive to start with, increasing the less volatile sectors can increase the downside protection.

     There are several groups which could do well in both a slow growth or a stronger economy, if that occurs. One is energy. The stocks began to strengthen in the second half of 1996 as the oil price rose, and they finished the year strong. Their high dividend yields, stable and predictable earnings and moderate valuations make them defensive. In a stronger economy with increased demand for energy, they should participate in the upturn. The international oils are an overweight group in the Portfolio, and we have been adding to holdings of natural gas pipelines and utilities.

     The basic materials stocks also have high relative yields and low valuations. After underperforming last year, expectations are also low. If the U.S. or international economies should strengthen more than currently anticipated, these very economic sensitive names would become offensive. The capital goods stocks outperformed last year, but are not particularly extended and could offer the same opportunity as the basic materials. Positions have been slowly increased in aluminum, chemical, paper and forest products stocks.

     The strategy is to continue to be relatively fully invested to respect the power of the Portfolio inflows and not "fight the tape. "At the same time, however, this strategy recognizes that the market has already had a substantial move and may need to consolidate for awhile. Stocks with moderate valuations and low investor expectations could enhance the Portfolio's ability to ride out any correction.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN MONY SERIES FUND, INC.
           EQUITY INCOME PORTFOLIO AND TOTAL RETURN ON S&P 500 INDEX

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR     5 YEARS     10 YEARS
------     -------     --------
19.76%     15.13%       13.46%

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Securities, at value (Note 2)*..................................................  $18,636,175
Cash............................................................................       52,514
Dividends receivable............................................................       38,254
Receivable for fund shares sold.................................................            5
Prepaid expense.................................................................        1,561
                                                                                  -----------
          Total assets..........................................................   18,728,509
                                                                                  -----------
LIABILITIES
Payable for fund shares redeemed................................................       20,521
Payable for securities purchased................................................      114,125
Accrued expenses:
     Investment advisory fees...................................................        6,596
     Custodian fees.............................................................        1,147
     Professional fees..........................................................       13,138
     Miscellaneous fees.........................................................          635
                                                                                  -----------
          Total liabilities.....................................................      156,162
                                                                                  -----------
Net assets......................................................................  $18,572,347
                                                                                  ===========
Net assets consist of:
     Capital stock-$.01 par value...............................................  $     7,922
     Additional paid-in capital.................................................   10,948,547
     Undistributed net investment income........................................      500,290
     Undistributed net realized gain on investments.............................    1,756,375
     Net unrealized appreciation of investments.................................    5,359,213
                                                                                  -----------
Net assets......................................................................  $18,572,347
                                                                                  ===========
Shares of capital stock outstanding.............................................      792,193
                                                                                  -----------
Net asset value per share of outstanding capital stock..........................  $     23.44
                                                                                  ===========
*Investments at cost............................................................  $13,276,962

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
     Interest....................................................................  $   39,555
     Dividends...................................................................     564,718
                                                                                   ----------
          Total investment income................................................     604,273
                                                                                   ----------
EXPENSES:
     Investment advisory fees (Note 3)...........................................      72,917
     Custodian fees..............................................................      11,203
     Professional fees...........................................................       8,967
     Directors fees..............................................................       3,341
     Miscellaneous fees..........................................................       3,095
                                                                                   ----------
          Total expenses.........................................................      99,523
          Expenses reduced by a custodian fee arrangement........................      (1,896)
                                                                                   ----------
          Net expenses...........................................................      97,627
                                                                                   ----------
Net investment income............................................................     506,646
                                                                                   ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
     Realized gain from security transactions (excluding short-term securities):
          Proceeds from sales....................................................   6,869,438
          Cost of securities sold................................................   5,125,323
                                                                                   ----------
Net realized gain on investments.................................................   1,744,115
Net increase in unrealized appreciation of investments...........................   1,057,847
                                                                                   ----------
Net realized and unrealized gain on investments..................................   2,801,962
                                                                                   ----------
Net increase in net assets resulting from operations.............................  $3,308,608
                                                                                   ==========

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       1996            1995
                                                                    -----------     -----------
From operations:
     Net Investment income........................................  $   506,646     $   608,220
     Net realized gain on investments (Note 2)....................    1,744,115         365,016
     Net increase in unrealized appreciation of investments.......    1,057,847       3,968,525
                                                                    -----------     -----------
Net increase in net assets resulting from operations..............    3,308,608       4,941,761
                                                                    -----------     -----------
Dividends and distributions to shareholders from:
     Net investment income (Note 4)...............................      (34,413)       (567,903)
     Net realized gain from investment transactions (Note 4)......            0        (365,016)
                                                                    -----------     -----------
          Total dividends and distributions to shareholders.......      (34,413)       (932,919)
                                                                    -----------     -----------
From share transactions:
     Proceeds from the issuance of shares.........................      427,851         489,847
     Proceeds from dividends reinvested...........................       34,413         932,919
     Net asset value of shares redeemed...........................   (3,255,147)     (3,545,498)
                                                                    -----------     -----------
Net decrease in net assets resulting from share transactions......   (2,792,883)     (2,122,732)
                                                                    -----------     -----------
Net increase in net assets........................................      481,312       1,886,110
Net assets beginning of year......................................   18,091,035      16,204,925
                                                                    -----------     -----------
Net assets end of year*...........................................  $18,572,347     $18,091,035
                                                                    ===========     ===========
Shares issued and redeemed:
     Issued.......................................................       20,290          26,583
     Issued in reinvestment of dividends and distributions........        1,654          47,574
     Redeemed.....................................................     (152,508)       (195,103)
                                                                    -----------     -----------
          Net decrease............................................     (130,564)       (120,946)
                                                                    ===========     ===========
* Including undistributed net investment income of:                    $500,290         $28,990

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                    VALUE
DESCRIPTION                                SHARES                  (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.9%
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.2%
  Northrop Grumman Corp.                    2,500             $       206,875
  United Technologies Corp.                 3,000                     198,000
                                                                   ----------
                                                                      404,875
                                                                   ----------
AUTOMOBILES -- 1.4%
  Chrysler Corp.                            2,000                      66,000
  Ford Motor Co.                            2,500                      79,688
  General Motors Corp.                      2,000                     111,500
                                                                   ----------
                                                                      257,188
                                                                   ----------
AUTOMOTIVE PARTS -- 1.8%
  Dana Corp.                                6,000                     195,750
  Eaton Corp.                               2,000                     139,500
                                                                   ----------
                                                                      335,250
                                                                   ----------
BANKS/MONEY CENTERS -- 4.4%
  Bank of New York Co., Inc.                4,000                     135,000
  BankAmerica Corp.                         2,800                     279,300
  Bankers Trust New York Corp.              2,000                     172,500
  Chase Manhattan Corp.                     2,500                     223,125
                                                                   ----------
                                                                      809,925
                                                                   ----------
BANKS/REGIONAL -- 4.6%
  Banc One Corp.                            4,000                     172,000
  First Union Corp.                         3,000                     222,000
  NationsBank Corp.                         2,000                     195,500
  Wells Fargo & Co.                         1,000                     269,750
                                                                   ----------
                                                                      859,250
                                                                   ----------
CHEMICALS -- 4.1%
  Dow Chemical Co.                          2,000                     156,750
  du Pont (E.I.) de Nemours
    & Co.                                   2,000                     188,750
  Monsanto Co.                              7,000                     272,125
  Olin Corp.                                4,000                     150,500
                                                                   ----------
                                                                      768,125
                                                                   ----------
CONGLOMERATES -- 4.5%
  GATX Corp.                                2,000                      97,000
  General Signal Corp.                      4,000                     171,000
  Harsco Corp.                              2,000                     137,000
  Ogden Corp.                               8,000                     150,000
  Tenneco                                   2,000                      90,250
  Textron Inc.                              2,000                     188,500
                                                                   ----------
                                                                      833,750
                                                                   ----------
COSMETICS -- 1.5%
  Avon Products, Inc.                       5,000                     285,625
                                                                   ----------
DRUGS -- 9.4%
  American Home Products Corp.              3,000                     175,875
  Baxter International, Inc.                3,000                     123,000
  Bristol Myers Squibb Co.                  1,500                     163,125
  Lilly (Eli) & Co.                         3,000                     219,000
  Merck and Co., Inc.                       3,000                     237,750
  Pfizer Inc.                               1,500                     124,313
  Schering-Plough Corp.                     2,000                     129,500
  Smithkline Beecham P.L.C.                 4,000                     272,000
  Warner Lambert Co.                        4,000                     300,000
                                                                   ----------
                                                                    1,744,563
                                                                   ----------
ELECTRICAL EQUIPMENT -- 4.0%
  Emerson Electric Co.                      3,000             $       290,250
  General Electric Co.                      4,500                     444,938
                                                                   ----------
                                                                      735,188
                                                                   ----------
ELECTRONICS -- 3.1%
  AMP Inc.                                  5,000                     191,875
  Honeywell Inc.                            3,000                     197,250
  Thomas & Betts Corp.                      4,000                     177,500
                                                                   ----------
                                                                      566,625
                                                                   ----------
FOREST PRODUCTS -- 1.2%
  Georgia Pacific Corp.                     1,500                     108,000
  Weyerhaeuser Co.                          2,500                     118,437
                                                                   ----------
                                                                      226,437
                                                                   ----------
INSURANCE -- 3.7%
  Aetna Inc.                                2,400                     192,000
  Allstate Corp.                            3,000                     173,625
  CIGNA Corp.                               1,500                     204,938
  Lincoln National Corp.                    2,500                     131,250
                                                                   ----------
                                                                      701,813
                                                                   ----------
MACHINERY -- 3.3%
  Cooper Industries, Inc.                   3,000                     126,375
  Deere & Co.                               5,000                     203,125
  Goulds Pumps, Inc.                        4,000                      91,748
  Timken Co.                                4,000                     183,500
                                                                   ----------
                                                                      604,748
                                                                   ----------
METALS -- 2.1%
  Carpenter Technology Corp.                2,000                      73,250
  Freeport McMoRan Copper &
    Gold, Inc.                              3,000                      84,375
  Phelps Dodge Corp.                        1,000                      67,500
  Reynolds Metals Co.                       2,000                     112,750
  USX-U.S. Steel                            1,500                      47,063
                                                                   ----------
                                                                      384,938
                                                                   ----------
MISCELLANEOUS -- 1.1%
  Minnesota Mining &
    Manufacturing Co.                       2,500                     207,188
                                                                   ----------
MISCELLANEOUS FINANCE -- 2.0%
  American Express Co.                      4,000                     226,000
  Federal National Mortgage
    Assn.                                   4,000                     149,000
                                                                   ----------
                                                                      375,000
                                                                   ----------
NATURAL GAS DIVERSIFIED -- 3.5%
  Consolidated Natural Gas Co.              3,000                     165,750
  El Paso Natural Gas                       3,186                     160,893
  Questar Corp.                             4,000                     147,000
  Sonat Inc.                                3,500                     180,250
                                                                   ----------
                                                                      653,893
                                                                   ----------
OFFICE & BUSINESS
  EQUIPMENT -- 1.9%
  Pitney-Bowes, Inc.                        3,500                     190,750
  Xerox Corp.                               3,000                     157,875
                                                                   ----------
                                                                      348,625
                                                                   ----------
OIL -- DOMESTIC -- 1.9%
  Amoco, Corp.                              2,000                     161,000
  Atlantic Richfield Co.                    1,500                     198,750
                                                                   ----------
                                                                      359,750
                                                                   ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1996

                                                                  VALUE
DESCRIPTION                                SHARES               (NOTE 2)
--------------------------------------------------------------------------------
OIL -- INTERNATIONAL -- 7.1%
  British Petroleum                         1,713         $           242,175
  Chevron, Corp.                            3,000                     195,000
  Exxon Corp.                               2,000                     196,000
  Mobil Corp.                               1,500                     183,375
  Royal Dutch Petroleum Co.                 1,500                     256,125
  Texaco, Inc.                              2,500                     245,313
                                                                   ----------
                                                                    1,317,988
                                                                   ----------
OIL -- SERVICE &
  DRILLING -- 2.3%
  Dresser Industries Inc.                   5,000                     155,000
  Williams (The) Companies, Inc.            7,500                     281,250
                                                                   ----------
                                                                      436,250
                                                                   ----------
PAPER -- 1.2%
  International Paper Co.                   2,500                     100,938
  Union Camp Corp.                          2,500                     119,375
                                                                   ----------
                                                                      220,313
                                                                   ----------
PHOTOGRAPHY -- 1.3%
  Eastman Kodak Co.                         3,000                     240,750
                                                                   ----------
PUBLISHING -- 1.3%
  Dun & Bradstreet Corp.                    2,500                      59,375
  McGraw-Hill Companies, Inc.               4,000                     184,500
                                                                   ----------
                                                                      243,875
                                                                   ----------
RAILROADS -- 2.2%
  Conrail Inc.                              1,148                     114,370
  Norfolk Southern Corp.                    2,000                     175,000
  Union Pacific Co.                         2,000                     120,250
                                                                   ----------
                                                                      409,620
                                                                   ----------
REAL ESTATE -- 4.9%
  Avalon Properties Inc.                    2,000                      57,500
  Bay Apartment Community, Inc.             2,000                      72,000
  Crescent Real Estate                      1,500                      79,125
  Developers Diversified Realty             2,000                      74,250
  Equity Residential Properties
    Trust                                   2,000                      82,500
  Felcor Suite Hotels Inc.                  3,500                     123,813
  Health Care Property
    Investors, Inc.                         5,000                     175,000
  Healthcare Realty Trust                   2,000                      53,000
  Irvine Apartment Communities,
    Inc.                                    3,000                      75,000
  Meditrust                                 1,000                      40,000
  Redwood Trust Inc.                        2,000                      74,500
                                                                   ----------
                                                                      906,688
                                                                   ----------
SAVINGS & LOAN -- 2.0%
  Ahmanson (H.F.) & Co.                     6,000                     195,000
  Great Western Financial Corp.             6,000                     174,000
                                                                   ----------
                                                                      369,000
                                                                   ----------
SOAPS -- 1.2%
  Colgate Palmolive Co.                     2,500                     230,625
                                                                   ----------
TELECOMMUNICATIONS
  EQUIPMENT -- 1.1%
  Harris Corp.                              3,000                     205,875
                                                                   ----------
TOBACCO -- 2.2%
  American Brands Inc.                      3,500                     173,688
  Philip Morris Companies, Inc.             2,000                     225,250
                                                                   ----------
                                                                      398,938
                                                                   ----------
UTILITIES -- ELECTRIC -- 2.8%
  American Electric Power Co.,
    Inc.                                    3,000             $       123,375
  Carolina Power & Light Co.                4,000                     146,000
  FPL Group, Inc.                           3,000                     138,000
  Southern Co.                              5,000                     113,125
                                                                   ----------
                                                                      520,500
                                                                   ----------
UTILITIES -- TELEPHONE -- 6.6%
  Ameritech Corp.                           2,500                     151,562
  Bell Atlantic Corp.                       2,000                     129,500
  Bellsouth Corp.                           3,500                     141,313
  GTE Corp.                                 3,000                     136,500
  NYNEX Corp.                               2,000                      96,250
  Pacific Telesis Group                     5,000                     183,750
  SBC Communications Inc.                   2,500                     129,375
  Sprint, Corp.                             4,000                     159,500
  U.S. West Communications Inc.             3,000                      96,745
                                                                   ----------
                                                                    1,224,495
                                                                   ----------
TOTAL COMMON STOCKS
(COST $12,828,460)                                            $    18,187,673

                                    PRINCIPAL AMOUNT
                                   -------------------
COMMERCIAL PAPER -- 1.3%
American Express Co., 5.38%, due
  01/29/97                              $ 100,000             $        99,582
General Electric Co., 5.50%, due
  01/27/97                                150,000                     149,404
                                                                   ----------
TOTAL COMMERCIAL PAPER
(COST $248,986)                                               $       248,986
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.1%
Federal Home Loan Mortgage
  Corp.,
  5.45%, due 01/17/97
  (cost $199,516)                       $ 200,000             $       199,516
TOTAL INVESTMENTS
(COST $13,276,962) 100.3%                                     $    18,636,175
OTHER ASSETS LESS LIABILITIES -- (.3%)                                (63,828)
NET ASSETS 100.0%                                             $    18,572,347
The aggregate cost of securities for federal income tax purpose at December
  31, 1996 is $13,265,982.
    The following amounts are based on costs for federal income tax purposes:
        Aggregate gross unrealized appreciation               $     5,446,647
        Aggregate gross unrealized depreciation                       (76,454)
                                                                   ----------
        Net unrealized appreciation                           $     5,370,193
                                                                   ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.

                             MONY SERIES FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     The MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, is composed of seven different portfolios that are, in effect, separate investment funds: the Equity Growth Portfolio, the Equity Income Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Diversified Portfolio, the Government Securities Portfolio, and the Money Market Portfolio. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the assets of that portfolio and will have no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management. The Equity Income Portfolio is presented here since it is the only portfolio available to the Individual Plans of the Keynote Series Account ("Keynote").

2. SIGNIFICANT ACCOUNTING POLICIES

  A. Portfolio Valuations:

     Short-term securities with 61 days or more to maturity at time of purchase are valued at market through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity.

     Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

     All other securities, when held by the Fund, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors.

  B. Federal Income Taxes:

     Each portfolio of the Fund is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  C. Security Transactions and Investment Income:

     Security transactions are recorded as of the trade date.

     Dividend income is recorded on the ex-dividend date, income from other investments is accrued as earned.

     Realized gains and losses from investments sold are determined on the basis of identified cost for accounting and federal income tax purposes.

  D. Other:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Earnings credits received from the custodian are shown as a reduction of total expenses.

                             MONY SERIES FUND, INC.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with calculating net asset values of the portfolios and compensates the directors, officers and employees of the Fund who are affiliated with the Investment Adviser.

     For these services, the Investment Adviser receives an investment management fee. The fee is a daily charge equal to an annual rate of .40% of the first $400,000,000 of the aggregate average daily net assets of the portfolios,
 .35% of the next $400,000,000 of the aggregated average daily net assets of the portfolios and .30% of the aggregate average daily net assets of the portfolios in excess of $800,000,000. Each daily charge is divided among the portfolios in proportion to their net assets on that date. The Investment Adviser will reimburse the portfolios for investment management fees charged to the extent that any portfolio's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceed in any fiscal year 2.5% of the first $30,000,000 of the average daily net assets of such portfolio, 2.0% of the next $70,000,000 of the average daily net assets of such portfolio, and 1.5% of the daily net assets of the portfolio in excess of $100,000,000. For the year ended December 31, 1996, the fee incurred by the Equity Income Portfolio was $72,917.

     The Investment Adviser has a service agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out its duties to provide investment management services under the Investment Advisory Agreement. The Investment Adviser will pay MONY for its services.

     Aggregate remuneration incurred to non-affiliated Directors of the Fund for the year ended December 31, 1996, amounted to $3,341 for the Equity Income Portfolio.

4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains, if any, of the Equity Income Portfolio will normally be declared and reinvested annually in additional full and fractional shares.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

     During the year ended December 31, 1996 the Equity Income Portfolio increased undistributed realized gains by $12,784, decreased undistributed net invest income by $933 and decreased additional paid-in capital by $11,851. These differences are primarily due to return of capital distributions received on investments.

5. CAPITAL STOCK

  A. Authorized Capital Stock:

     The Fund has 2 billion authorized shares of capital stock with a par value of $.01 per share. 1.15 billion shares are reserved for issuance and divided into seven classes as follows: Equity Growth Portfolio (150 million shares); Equity Income Portfolio (150 million shares); Intermediate Term Bond Portfolio (150 million shares); Long Term Bond Portfolio (150 million shares); Diversified Portfolio (150 million shares); Government Securities Portfolio (150 million shares); and Money Market Portfolio (250 million shares). The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

  B. Purchases of Fund Shares:

     Shares of the Fund are sold to MONY Life Insurance Company of America and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life and Variable Universal Life Insurance Contracts; to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts; and to MONY America Variable Account A and MONY Variable Account A, to fund benefits under Flexible Payment Variable Annuity Contracts issued by those

                             MONY SERIES FUND, INC.

5. CAPITAL STOCK (CONTINUED)

companies. Shares of the Fund are also sold to MONY for allocation to Keynote to fund benefits under Individual Annuity Plans issued by MONY.

6. PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities, other than short-term investments, for the year ended December 31, 1996 were $5,114,611 and $6,869,438, respectively.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------------------
                                            1996          1995          1994           1993           1992           1991
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net asset value, beginning of year...... $     19.61   $     15.53   $     16.43   $      15.56   $      14.64   $      12.70
                                         -----------   -----------   -----------   ------------   ------------   ------------
Income from investment operations
  Net investment income.................        0.64          0.69          0.64           0.52           0.59           0.64
  Net gains (losses) on investments
    (both realized and unrealized)......        3.23          4.45         (0.51)          1.68           0.92           1.94
                                         -----------   -----------   -----------   ------------   ------------   ------------
    Total from investment operations....        3.87          5.14          0.13           2.20           1.51           2.58
Less distributions
  Dividends (from net investment
    income).............................       (0.04)        (0.65)        (0.64)         (0.52)         (0.59)         (0.64)
  Distributions (from realized capital
    gains)..............................        0.00         (0.41)        (0.39)         (0.81)          0.00*          0.00*
                                         -----------   -----------   -----------   ------------   ------------   ------------
    Total distributions.................       (0.04)        (1.06)        (1.03)         (1.33)         (0.59)         (0.64)
Net asset value, end of year............ $     23.44   $     19.61   $     15.53   $      16.43   $      15.56   $      14.64
                                          ==========    ==========    ==========    ===========    ===========    ===========
    Total return........................       19.76%        33.12%         0.78%         14.14%         10.31%         20.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year................. $18,572,347   $18,091,035   $16,204,925   $151,330,311   $121,540,392   $118,114,947
Average commission rate................. $    0.0593           N/A           N/A            N/A            N/A            N/A
Ratio of net investment income to
  average net assets....................        2.79%         3.54%         3.53%          3.22%          3.68%          4.46%
Ratio of expenses to average net
  assets................................        0.55%         0.56%         0.48%          0.46%          0.46%          0.49%
Portfolio turnover rate.................       29.37%        26.80%        32.48%         28.48%         35.62%         25.84%


                                             1990          1989         1988         1987
                                          -----------   ----------   ----------   ----------
                                         <
Net asset value, beginning of year......  $     14.26   $    12.67   $    12.03   $    13.03
                                          -----------   ----------   ----------   ----------
Income from investment operations
  Net investment income.................         0.54         0.64         0.70         0.44
  Net gains (losses) on investments
    (both realized and unrealized)......        (1.50)        2.20         1.64         0.54
                                          -----------   ----------   ----------   ----------
    Total from investment operations....        (0.96)        2.84         2.34         0.98
Less distributions
  Dividends (from net investment
    income).............................        (0.60)       (0.64)       (0.66)       (0.77)
  Distributions (from realized capital
    gains)..............................         0.00        (0.61)       (1.04)       (1.21)
                                          -----------   ----------   ----------   ----------
    Total distributions.................        (0.60)       (1.25)       (1.70)       (1.98)
Net asset value, end of year............  $     12.70   $    14.26   $    12.67   $    12.03
                                           ==========    =========    =========    =========
    Total return........................        (6.73%)      22.42%       19.45%        7.52%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year.................  $99,878,151   $6,185,876   $5,054,514   $2,945,497
Average commission rate.................          N/A          N/A          N/A          N/A
Ratio of net investment income to
  average net assets....................         5.39%        4.66%        5.24%        3.02%
Ratio of expenses to average net
  assets................................         0.52%        0.88%        0.91%        1.50%
Portfolio turnover rate.................         8.89%       19.55%       22.70%       13.73%

---------------

* Less than $.01 per share.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Series Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Equity Income Portfolio (one of the portfolios constituting MONY Series Fund, Inc.), which is available for purchase by the Keynote Series Account, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Income Portfolio of MONY Series Fund, Inc., as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

New York, New York
February 14, 1997

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019

DIRECTORS AND PRINCIPAL OFFICERS
Kenneth M. Levine                                    Chairman, President and Director
Joel Davis                                           Director
Michael J. Drabb                                     Director
Alan J. Hartnick                                     Director
Floyd L. Smith                                       Director
Edward E. Hill                                       Vice President-Compliance
David V. Weigel                                      Treasurer
John P. Keller                                       Controller
Frederick C. Tedeschi                                Secretary
INVESTMENT ADVISER
MONY Life Insurance Co. of America
1740 Broadway
New York, New York 10019
PRINCIPAL UNDERWRITER AND DISTRIBUTOR
MONY Securities Corp.
1740 Broadway
New York, New York 10019
CUSTODIAN
Chase Manhattan Bank
4 New York Plaza
New York, New York 10004
TRANSFER AGENT
The Mutual Life Insurance Co. of New York
1740 Broadway
New York, New York 10019
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

                          V

              LOGO

              MUTUAL OF NEW YORK
              One MONY Plaza
              PO Box 48-30
              Syracuse, New York 13221

                 The Mutual Life Insurance Company of New York, New York, NY